EXHIBIT 10

THIRD AMENDMENT TO REVOLVER LOAN AGREEMENT

THIS THIRD AMENDMENT TO REVOLVER LOAN AGREEMENT (this "Third Amendment") is entered into effective as of December 29, 2025, by and among EMPIRE NORTH DAKOTA LLC, a Delaware limited liability company ("END"), EMPIRE ND ACQUISITION LLC, a Delaware limited liability company ("Acquisition", and, together with END, collectively the "Original Borrowers"), and EMPIRE TEXAS DEVELOPMENT LLC, a Delaware limited liability company ("Texas", and, together with the Original Borrowers, collectively, "Borrowers"), and EQUITY BANK, a Kansas banking corporation (the "Bank"). END, Acquisition and Texas are sometimes collectively referred to herein as a "Borrower" and collectively as the "Borrowers".

W I T N E S S E T H:

WHEREAS, Original Borrowers and Bank are parties to that certain Revolver Loan Agreement dated as of December 29, 2023, as amended by the First Amendment to Revolver Loan Agreement dated November 18, 2024, as amended by that certain Second Amendment to Revolver Loan Agreement dated June 18, 2025, which added Texas as a co-borrower (as amended, collectively, the "Existing Loan Agreement"), pursuant to which Bank established and continued a revolving line of credit facility in the maximum principal amount of $20,000,000.00 for the benefit of Borrowers (the "Existing Commitment"), as evidenced by that certain promissory note dated as of June 18, 2025 in the stated maximum principal amount of $20,00,000.00 (the "Note"), until the existing maturity date of December 29, 2026 (the "Existing Maturity Date").

WHEREAS, to induce the Bank to continue the Existing Commitment and to consider future modifications and renewals of the Existing Loan Agreement, the Borrowers have requested that the Existing Maturity Date be extended to December 29, 2028 (the "Revolver Final Maturity Date") thereto, all upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Existing Loan Agreement.

"Revolver Final Maturity Date" shall mean December 29, 2028, unless otherwise extended or renewed in writing by the mutual agreement of the Borrowers and the Bank.

2.	Maturity Date. All references to the Revolver Final Maturity Date in the Existing Loan Agreement and other Loan Documents shall hereafter refer to the December 29, 2028.

3.	Extension of the Existing Commitment. The Existing Commitment is hereby extended in the current maximum principal amount of $20,000,000.00 until the Revolver Final Maturity Date and will be evidenced by that certain replacement promissory note dated as of even date herewith in the maximum principal amount of $20,000,000.00 (the "Replacement Note") subject to the terms and conditions described below. The unpaid principal balance of the Replacement Note shall accrue interest and be payable as set forth therein. All references to the Note in the Existing Loan Agreement and other Loan Documents shall hereafter refer to the Replacement Note.
4.	Amended and Restated Security Agreement. At the request of Bank, and to further secure the Indebtedness, Original Borrowers shall execute and deliver to the Bank that certain Third Amended and Restated Security Agreement (the "Third Amended and Restated Security Agreement") and Texas shall execute and deliver to the Bank that certain Amended and Restated Security Agreement (the "Texas Amended and Restated Security Agreement"), both in form and substance satisfactory to Bank.
5.	Loan Extension Fee. Borrowers shall pay to the Bank a fully earned and non-refundable loan extension fee of $50,550.00 (calculated by multiplying 30 basis points (0.30%) by the existing commitment amount of $16,850,000.00).
6.	Guaranty Ratification. Borrowers shall cause the Guarantor to execute and deliver to the Bank the Guarantor Acknowledgment and Ratification attached hereto (the "Guarantor Ratification").
7.	Conditions Precedent. Borrowers shall execute and deliver, or cause to be executed and delivered to the Bank, each of the following as express conditions precedent to the effectiveness of the amendments and modifications contemplated by this Third Amendment:
a.	This Third Amendment;
b.	Replacement Revolver Note;
c.	The Texas Amended and Restated Security Agreement;
d.	The Third Amended and Restated Security Agreement;
e.	The Guarantor Ratification;
f.	Modifications of the of the North Dakota and Montana Mortgages;
g.	Closing certificates from Borrowers and Guarantor in form, scope and substance acceptable to the Bank; and
h.	Such updated financial statements and information on Borrowers and the Guarantor as the Bank shall request.

8.	Ratification and Continuation. The remaining terms, provisions and conditions set forth in the Existing Loan Agreement shall remain in full force and effect as long as any Indebtedness of the Borrowers is owing to the Bank and/or the Commitment remains in effect. The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth in the Existing Loan Agreement (except the representations and warranties that specify a specific date or period of time) and further represents to the Bank that, as of the date hereof, no Default or Event of Default exists under the Loan Agreement (including this Third Amendment). All references to the "Loan Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Existing Loan Agreement as amended, modified and supplemented by this Third Amendment. In the event of any inconsistency between the terms of this Third Amendment and the terms of the Existing Loan Agreement, the terms of this Third Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Third Amendment. Each of the Borrowers and the Bank hereby adopt, ratify and confirm the Loan Agreement, as amended hereby, and acknowledge and agree that the Loan Agreement and all other Loan Documents, are and remain in full force and effect. Borrowers acknowledge and agree that its liabilities and obligations under the Loan Agreement and all other Loan Documents, including the Security Instruments, are not impaired in any respect by this Third Amendment. Borrowers further ratify, confirm, and continue the mortgage liens and security interests granted thereby pursuant to the Existing Loan Agreement and Loan Documents and hereby grant and regrant such mortgage liens and security interests in favor of the Bank.
9.	Fees and Expenses. The Borrowers agree to pay to the Bank on demand all costs, fees and expenses (including without limitation reasonable attorneys' fees and legal expenses) incurred or accrued by the Bank in connection with the preparation, negotiation, execution, closing, delivery, and administration of the Loan Agreement (including this Third Amendment) and the other Loan Documents (including Security Instruments), or any amendment, waiver, consent or modification thereto or thereof, or any enforcement thereof.
10.	SUBMISSION TO JURISDICTION. BORROWERS AND THE BANK HEREBY CONSENT TO THE JURISDICTION OF ANY OF THE LOCAL, STATE, AND FEDERAL COURTS LOCATED WITHIN TULSA COUNTY, OKLAHOMA AND WAIVE ANY OBJECTION BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT.
11.	WAIVER OF JURY TRIAL. BORROWERS AND THE BANK FULLY, VOLUNTARILY AND EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE LOAN AGREEMENT (INCLUDING THIS THIRD AMENDMENT) OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE EXISTING LOAN AGREEMENT, THE SECURITY INSTRUMENTS AND/OR ANY OTHER LOAN DOCUMENT. BORROWERS AND THE BANK AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

12.	Counterparts. This Third Amendment may be executed in multiple counterparts, each of which, when so executed, shall constitute an original copy. Transmission by facsimile or electronic transmission (e.g., pdf format) of an executed counterpart of this Third Amendment by any party shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile or electronic transmission shall be deemed to be an original counterpart of this Third Amendment.
13.	Governing Law. This Third Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Oklahoma.
14.	Release. In consideration of the amendments contained herein, Borrowers hereby waive and release the Bank from any and all claims and defenses, known or unknown, as of the effective date of this Third Amendment, with respect to the Loan Agreement (including this Third Amendment) and the Loan Documents and the transactions contemplated thereby.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Revolver Loan Agreement to be duly executed and delivered by the respective duly authorized representatives of Borrowers to the Bank in Tulsa, Oklahoma, effective as of the day and year first above written.

BORROWERS:	EMPIRE NORTH DAKOTA LLC, a Delaware limited liability company By: /s/ Michael R. Morrisett Name: Michael R. Morrisett Title: President

EMPIRE ND ACQUISITION LLC, a Delaware limited liability company By: /s/ Michael R. Morrisett Name: Michael R. Morrisett Title: President
EMPIRE TEXAS DEVELOPMENT LLC, a Delaware limited liability company By: /s/ Michael R. Morrisett Name: Michael R. Morrisett Title: President

Third Amendment to Revolver Loan Agreement Signature Page

BANK:	EQUITY BANK, a Kansas banking corporation By: /s/ Terry Blain Terry Blain, Senior Vice President/Energy

 Third Amendment to Revolver Loan Agreement Signature Page

GUARANTOR ACKNOWLEDGMENT AND RATIFICATION

The undersigned guarantor (the "Guarantor") hereby acknowledges, ratifies, confirms, restates and continues in full force and effect in favor of EQUITY BANK (the "Bank") the continuing validity, effectiveness and enforceability of that certain Guaranty Agreement from Guarantor, dated as of December 29, 2023 (the "Guaranty Agreement"), issued by Guarantor to the Bank pursuant to that certain Revolver Loan Agreement by and among Empire North Dakota LLC, a Delaware limited liability company and Empire ND Acquisition LLC, a Delaware limited liability company, as original borrowers (collectively, the "Original Borrowers"), and Bank, as lender, dated as of December 29, 2023, as amended by the First Amendment to Revolver Loan Agreement dated November 18, 2024, as amended by that certain Second Amendment to Revolver Loan Agreement dated June 18, 2025, which added Empire Texas Development LLC, a Delaware limited liability company ("Texas", and, together with Original Borrowers, collectively, the "Borrowers"), as a co-borrower, and as amended by that certain Third Amendment to Revolver Loan Agreement by and among Borrowers and Bank dated effective as of December 29, 2025 (the "Third Amendment", and together with the Existing Loan Agreement, collectively, the "Loan Agreement"), all as more particularly described and defined in the Loan Agreement, with the same force and effect as if such Guaranty Agreements were fully restated herein.

The undersigned Guarantor acknowledges, approves and consents to the terms and provisions of the Third Amendment.

A facsimile signature page may be delivered to the Bank with the same force and effect as a manually executed signature page and delivery of such facsimile signature page shall constitute a covenant of Guarantor that a manually executed signature page will be promptly and timely delivered to the Bank.

[Signature Page Follows]

Guarantor Acknowledgment - 1

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered to Bank in Tulsa, Oklahoma, effective as of the date first above written.

GUARANTOR:	EMPIRE PETROLEUM CORPORATION, a Delaware corporation By: /s/ Michael R. Morrisett Michael R. Morrisett, President

Guarantor Acknowledgment - 2